Exhibit 10.15



                                    AGREEMENT


         AGREEMENT, dated as of September 28, 1995, between DNA Plant Technology Corporation ("DNAP"), a Delaware corporation with offices at 6701 San Pablo Avenue, Oakland, California 94608-1239, and United Agricorp, Inc. ("UAC"), a Delaware corporation with offices at 1117 Perimeter Center, West, Suite E401, Atlanta, Georgia 30338.

For and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                        Issuance of the DNAP Shares, the
                             Additional DNAP Shares,
                               and the UAC shares


         1.01 AGREEMENT TO ISSUE THE DNAP SHARES. Subject to and in accordance with the terms and conditions of this Agreement, DNAP shall issue to UAC on the Closing Date (as hereinafter defined) a number of shares (the "DNAP Shares") of Common Stock, par value $.01 per share (the "DNAP Common Stock"), of DNAP determined by dividing (a) $1,946,722 by (b) the Average Closing Market Price (as hereinafter defined); provided, however, that DNAP shall not be obligated to deliver more than 1,557,377 DNAP Shares. As used herein, the "Average Closing Market Price" shall be the Closing Price of DNAP Common Stock on September 11, 1995. "Closing Price" on any day is (i) the last reported sales price regular way or, in case no such reported sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ National market system) on which the DNAP Common Stock is listed or admitted to trading, (ii) if on any such date the DNAP Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid price and the lowest reported asked price for the DNAP Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or (iii) if the Closing Price cannot be determined by the methods set forth in clause (i) or (ii), the Closing Price shall be the fair market value of one share of DNAP Common Stock as determined conclusively by the Board of Directors of DNAP in good faith.

         1.02 THE ADDITIONAL DNAP SHARES. If the Average Additional Market Price (as hereinafter defined) of the DNAP Common Stock is not at least equal to the Average Closing Market Price, DNAP agrees that it will issue and deliver to UAC, for no additional consideration from UAC, a number of shares (the "Additional DNAP Shares") of DNAP Common Stock determined by (a) multiplying (i) the difference between the Average Closing Market Price and the Average Additional Market Price times (ii) the number of DNAP Shares issued pursuant to Section
1.01 and delivered pursuant to Section 1.04 and


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(b) dividing  the product so obtained by the Average  Additional  Market  Price;
provided, however, that DNAP shall not be obligated to deliver more than 542,473 Additional DNAP Shares. If DNAP is required to issue the Additional DNAP Shares to UAC pursuant to this section 1.02, DNAP will do so as soon as practicable after the second anniversary of the Closing Date, provided that DNAP's obligation hereunder shall be subject to the prior receipt by DNAP of a certificate executed by the President or a Vice President of UAC to the effect that UAC's; representations and warranties contained in Sections 3.07 and 3.08 of this Agreement remain true and correct in all material respects as of the second anniversary of the Closing Date (or such later date of issuance of the Additional DNAP Shares). As used herein, the "Average Additional Market Price" shall be the average of the Closing Price of the DNAP Common Stock on each of the 20 trading days ending on and including the second anniversary of the Closing Date.

         1.03 AGREEMENT TO ISSUE THE UAC SHARES. Subject to and in accordance with the terms and conditions of this Agreement, UAC shall issue and deliver to DNAP on the Closing Date 13% of shares which is 1,364,118 shares (the "UAC Shares") of Common Stock, par value $.001 per share (the "UAC Common Stock"), of UAC.

         1.04 THE CLOSING. The closing of the issuance and delivery of the DNAP Shares and the UAC Shares (the "Closing") shall take place at the offices of Proskauer Rose Goetz & Mendelsohn, 1585 Broadway, New York, New York on the fifth day after the last of the conditions set forth in Article IV shall have been satisfied or, if permissible, waived, or if such day is not a Business Day (as hereinafter defined) the next succeeding day which is a Business Day (the time and date of the Closing being herein referred to as the "Closing Date"). On the Closing Date, there will be delivered to UAC the DNAP Shares against delivery by UAC to DNAP of the UAC shares. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted to be closed.

         1.05 DEMAND REGISTRATION. On or after January 1, 1996, UAC may request registration under the Securities Act of all or part of the DNAP Shares. Subject to the priority provisions set forth at closing, will include the DNAP Shares in such registration.

                                   ARTICLE II

                Representations, Warrants, and Agreements of DNAP


DNAP represents and warrants to, and agrees with, UAC as follows:

         2.01 CORPORATE ORGANIZATION AND QUALIFICATION. DNAP is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and is qualified to transact business and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualifications necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, or financial condition of DNAP and its subsidiaries taken as a whole.

         2.02 VALIDITY OF TRANSACTION. DNAP has all requisite power and authority to execute, deliver, and perform this Agreement and to issue and deliver the DNAP Shares, the Additional DNAP Shares, and the Further DNAP Shares to UAC. All necessary corporate proceedings of DNAP have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the issuance and delivery of the DNAP Shares, the Additional DNAP Shares, and the Further DNAP Shares to UAC. This Agreement has been duly authorized, executed, and delivered by DNAP, is the legal, valid, and binding obligation of DNAP, and is enforceable as to DNAP in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by DNAP for the execution, delivery, or performance of this Agreement by DNAP. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which DNAP is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by DNAP of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement; and the execution, delivery, and performance of this Agreement by DNAP will not violate result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or bylaws of DNAP, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on DNAP or to which any of its operations, business, properties, or assets is subject. The DNAP Shares, the Additional DNAP Shares, and the Further DNAP Shares have been duly authorized and, upon delivery of the stock certificates representing the DNAP Shares (and, if applicable, the Additional DNAP Shares and the Further DNAP Shares) to UAC, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and UAC will have good title to the DNAP Shares (and, if applicable, the Additional DNAP Shares and the Further DNAP Shares), free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by UAC).

         2.03  CAPITALIZATION.

                  (a) The authorized capital stock of DNAP consists of 60,000,000 shares of DNAP Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share ("DNAP Preferred Stock"). As of the date hereof,
(i)  __________________shares  of DNAP Common Stock are issued and  outstanding,
(ii) ______________ shares of DNAP Common Stock have been duly reserved for issuance to officers, employees or directors of, or consultants to, DNAP or its subsidiaries, (iii) 5,609,700 shares of DNAP Common Stock have been duly reserved for issuance upon the conversion of DNAP's $2.25 convertible Exchangeable Preferred Stock, par value $.01 per share (the "2.25 Convertible Preferred Stock"); and (iv) 2,750,000 shares of DNAP Common Stock have been duly reserved for issuance upon the conversion of DNAP's series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"). As of the date hereof, 1,380,000 shares of $2.25 Convertible Preferred Stock and 2,750 shares of Series A Convertible Preferred Stock are issued and outstanding.

                  (b) Except as set forth on Exhibit A annexed hereto or as contemplated hereby, (i) as of the date hereof there are, and immediately upon consummation at the Closing of the transaction contemplated hereby there will be, no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of DNAP pursuant to any provisions of law, the certificate of incorporation or by-laws of DNAP, in each case as amended to the date hereof, or any agreement to which DNAP is a party, or otherwise and (ii) there is, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no agreement, restriction, or encumbrance (such as a right of first refusal, right of first offer, voting agreement, voting trust, or proxy) with respect to the sale or voting of any shares of capital stock of DNAP (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         2.04 SECURITIES LAWS COMPLIANCE. Subject to the accuracy of the representations and warranties of UAC set forth in Article III hereof, the offer and sale of the DNAP Shares (and, if applicable, the Additional DNAP Shares) to UAC complies with all applicable Federal and state securities laws.

         2.05 FINDER OR BROKER. Neither DNAP nor any person acting on behalf of DNA has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated hereby.

         2.06 ACCREDITED INVESTOR. DNAP is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Securities Act"). DNAP has received all requested documents from UAC and has had an opportunity to ask questions of and receive answers from the officers of UAC.

         2.07 INVESTMENT INTENT. DNAP is acquiring the UAC Shares for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. DNAP understands that the UAC Shares and the Further UAC Shares have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the UAC Shares are being offered and sold to DNAP pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in Sections 2.06, 2.07, and 2.08 are given with the intention that UAC may rely thereon for purposes of claiming such exemptions. DNAP understands that it must bear the economic risk of its investment in UAC for an indefinite period of time, as the UAC Shares cannot be sold unless subsequently registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

         2.08 TRANSFER OF THE UAC SHARES. DNAP will not sell or otherwise dispose of any UAC Shares unless (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) there is presented to UAC notice of the proposed transfer and, if it so requests, a legal opinion reasonably satisfactory to UAC that such registration and qualifications are not required. DNAP will not sell or otherwise dispose of any UAC Share unless it first offers to sale these shares to UAC. UAC will have 15 days to agree to purchase the UAC Shares from DNAP. At the end of the 15 day period, if UAC has not agreed to purchase the UAC Shares from DNAP,

DNAP is free to sell or otherwise dispose of the UAC Shares (on the same or more favorable terms) at the same price or higher price than offered to UAC. DNAP consents that any transfer agent for the UAC Common Stock may be instructed not to transfer any UAC Shares unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the UAC Shares (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability of the UAC Shares, stating in substance:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION IS AVAILABLE."

         UAC shall, upon the request of any holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without such legend if (i) the stock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to UAC a legal opinion reasonably satisfactory to UAC to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

                                   ARTICLE III

               Representations, Warranties, and Agreements of UAC


UAC represents and warrants to, and agrees with, DNAP as follows:

         3.01 CORPORATE ORGANIZATION AND QUALIFICATION. UAC is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and is qualified to transact business and is in good standing as a foreign corporation every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualifications necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, or financial condition of UAC.

         3.02 VALIDITY OF TRANSACTION. UAC has all requisite power and authority to execute, deliver, and perform this Agreement and to issue and deliver the UAC Shares to DNAP. All necessary corporate proceedings of UAC have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the issuance and delivery of the UAC Shares to DNAP. This Agreement has been duly authorized, executed, and delivered by UAC, is the legal, valid, and binding obligation of UAC, and is enforceable as to UAC in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by UAC for the execution, delivery, or performance of this Agreement by UAC. No consent of any party to any contract, agreement, instrument, lease, license arrangement, or understanding to which UAC is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by UAC of this Agreement, except for such consents as have been obtained at or prior to the date of this agreement; and the execution, delivery, and performance of this Agreement by UAC will not violate, result in a breach of conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation of by-laws of UAC, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on UAC or to which any of its operations, business, properties, of assets is subject. The UAC Shares have been duly authorized and, upon delivery of the stock certificates representing the UAC Shares to DNAP, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or right of first refusal, and DNAP will have good title to the UAC Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by DNAP).

         3.03  CAPITALIZATION.

                  (a) the authorized capital stock of UAC consists of 25,000,000 shares of UAC Common Stock and 10,000,000 shares of preferred stock, par value $.001 per share ("UAC Preferred Stock"). As of the date hereof, (i) 4,590,729 shares of UAC Common Stock are issued and outstanding, (ii) 3,645,000 shares of UAC Common Stock have been duly reserved for issuance to officers, employees or directors of, or consultants to, UAC, (iii) 4,538,366 shares of UAC Common Stock have been duly reserved for issuance upon the conversion of UAC's Series A Preferred Stock, par value $.001 per share (the "UAC Series A Preferred Stock"), and (iv) 500,000 shares of UAC Common Stock have been duly reserved for issuance upon the conversion of UAC's Series B Preferred Stock, par value $.001 per share (the "UAC Series B Preferred Stock"). As of the date hereof, 4,038,366 shares of UAC Series A Preferred Stock and 500,000 shares of UAC Series B Preferred Stock are issued and outstanding.

                  (b) Except as set forth on Exhibit B annexed hereto or as contemplated hereby, (i) as of the date hereof there are, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of UAC pursuant to any provisions of law, the certificate of incorporation of by-laws of UAC, in each case as amended to the date hereof, or any agreement to which UAC is a party or otherwise and (ii) there is, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no agreement, restriction, or encumbrance (such as a right of first refusal, right of first offer, voting agreement, voting trust, or proxy) with respect to the sale or voting of any shares of capital stock of UAC (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         3.04 SECURITIES LAWS COMPLIANCES. Subject to the accuracy of the representations and warranties of DNAP set forth in Article II hereof, the offer and sale of the UAC Shares to DNAP complies with all applicable Federal and state securities laws.

         3.05 FINDER OR BROKER. Neither UAC nor any person acting on behalf of UAC has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein.

         3.06 UAC DUE DILIGENCE. UAC has received all requested documents from DNAP and has had an opportunity to ask questions of and receive answers from the officers of DNAP.

         3.07 INVESTMENT INTENT. UAC is acquiring the DNAP Shares (and, if applicable, the Additional DNAP Shares) for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. UAC understands that the DNAP Shares, the Additional DNAP Shares, and the Further DNAP Shares have not been registered for sale under the Securities Act or qualified under applicable state securities laws and the DNAP Shares (and, if applicable, the Additional DNAP Shares) are being offered and sold to UAC pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representation and warranties contained in this Article III are given with the intention that DNAP may rely thereon for purposes of claiming such exemptions. UAC understands that it must bear the economic risk of its investment in DNAP for an indefinite period of time, as the DNAP Shares (and, if applicable, the Additional DNAP Shares) cannot be sold unless subsequently registered under the Securities act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

         3.08 TRANSFER OF THE DNAP SHARES, ADDITIONAL DNAP SHARES, AND THE FURTHER DNAP SHARES. UAC will not sell or otherwise dispose of any DNAP Shares (or, if applicable, any Additional DNAP Shares) unless, (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) there is presented to DNAP notice of the proposed transfer and, if it so requests, a legal opinion reasonably satisfactory to DNAP that such registration and qualification are not required. UAC consents that the transfer agent for the DNAP Common Stock may be instructed not to transfer any DNAP Shares (and, if applicable, the Additional DNAP Shares) unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the DNAP Shares (and, if applicable, the Additional DNAP Shares) (and any certificate issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability of the DNAP Shares (and, if applicable, the Additional DNAP Shares), stating in substance:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION IS AVAILABLE."

DNAP shall, upon the request of any holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without such legend if (i) the sock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualifications, or (ii) such holder shall have delivered to DNAP a legal opinion reasonably satisfactory to DNAP to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

                                   ARTICLE IV

                              Conditions to Closing


         4.01 CONDITIONS PRECEDENT TO DNAP'S OBLIGATIONS. The obligation of DNAP to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived in writing by DNAP;

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of UAC Contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and DNAP shall have received a certificate, dated as of the Closing Date and executed by the President or a Vice President of UAC, to the foregoing effect.

                  (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

                  (c) LEGAL MATTERS. All actions, proceedings, instruments, and documents required to consummate the transactions contemplated herein and all other related legal matters shall have been approved by counsel to DNAP.

                  (d) RESEARCH AGREEMENT. Each of DNAP and UAC shall have executed and delivered to the other a Research Agreement in form and substance satisfactory to the parties thereto (the "Research Agreement")

                  (e) DELIVERY OF UAC SHARES. A certificate for the UAC Shares, registered in the name of DNAP, shall have been delivered to DNAP.

         4.02 CONDITIONS PRECEDENT TO THE UAC'S OBLIGATIONS. The Obligation of UAC to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by UAC:

                  (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of DNAP contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date, and UAC shall have received a certificate, dated as of the Closing Date and executed by the President or a Vice President of DNAP, to the foregoing effect.

                  (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

                  (c) LEGAL MATTERS. All actions, proceedings, instruments, and documents required to consummate the transactions contemplated herein and all other related legal matters shall have been approved by counsel to UAC.

                  (d) RESEARCH AGREEMENT. Each of DNAP and UAC shall have executed and delivered to the other the Research Agreement.

                  (e) DELIVERY OF DNAP SHARES. A certificate for the DNAP Shares, registered in the name of UAC, shall have been delivered to UAC.

                                    ARTICLE V

                                Covenants of UAC

From and after the Closing Date, UAC covenants and agrees with DNAP that until the earlier to occur of (i) such time as DNAP owns fewer than 1,500,000 shares of UAC common stock and (ii) such time as the total voting power of the shares of UAC Common Stock owned by DNAP is less then 10% of the total combined voting power of all shares of capital stock of UAC then outstanding, UAC will comply with the following provisions:

         5.01 RIGHTS WITH RESPECT TO BOARD MEMBER. DNAP shall have the right, but not the obligation, to nominate a member to serve on UAC's Board of Directors. If DNAP elects to designate a nominee to UAC's Board of Directors, it shall notify UAC in writing and provide UAC with the name and credentials of its designee. UAC shall use its best efforts to cause the designated person to be elected to UAC's Board of Directors as promptly as practicable after receipt of DNAP's written notice. Thereafter, UAC's Board of Directors will, subject to its fiduciary duties, (i) nominate such designated person to be included in the slate of nominees recommended by UAC's Board to its stockholders for election as director at each annual or special meeting of stockholders, as the case may be. If any such designee shall cease to serve as a director for any reason, the vacancy resulting thereby shall be filled by another designee of DNAP according to the procedures described in this Section 5.01.

         5.03  RIGHT OF FIRST REFUSAL

                  (a) UAC shall not issue, sell, or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange (other than Excluded Securities (as hereinafter defined)), any (i) shares of UAC Common Stock, (ii) any other equity security of UAC, (iii) any debt security of UAC which by its terms is convertible into or exchangeable for any equity security of UAC, (iv) any security of UAC that is a combination of debt and equity, or
(v) any option, warrant, or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of UAC, unless in each case UAC shall have offered to sell to DNAP a Proportionate Percentage (as hereinafter defined) of the securities offered (the "Offered Securities"). The Offered Securities shall be offered at a price and on such terms as shall have been specified by UAC in writing delivered to DNAP (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 15 days from the date it is received by DNAP; provided, however, that as long as UAC offers the Proportionate Percentage of the Offered Securities to DNAP in accordance with this Section 5.03, nothing herein shall prevent UAC from concurrently offering the Offered Securities to any other person. Notice of DNAP's intention to accept, in whole or in part, an Offer made pursuant to this Section 5.03 shall be evidenced by a writing signed by DNAP and delivered to UAC prior to the end of the 15-day period of such Offer, setting forth such portion of the Proportionate Percentage of the Offered Securities as DNAP elects to purchase (the "Notice of Acceptance").

         (b) If the Notice of Acceptance is not given by DNAP in respect of all the Proportionate Percentage of the Offered Securities, UAC shall have 60 days from the expiration of the foregoing 15-day period to sell all or any part of such Offered Securities (including that portion thereof as to which a Notice of Acceptance has not been given by DNAP) to any other person or persons, but only upon the terms and conditions in all respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons than those set forth in the Offer.

         (c) In each case, any Offered Securities not purchased by DNAP or any other person in accordance with this Section 5.03 may or may not be sold or otherwise disposed of until they are again offered to DNAP under the procedures specified in this Section 5.03.

         (d) The rights of DNAP under Sections 5.02 and 5.03 shall not apply to the following securities (the "Excluded Securities"):

         (i) UAC Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of UAC Common Stock;

         (ii) securities issued pursuant to the acquisition directly or indirectly of some or all of another corporation or other entity by UAC by merger, purchase, or other acquisition transaction; provided such merger, purchase, or other transaction is on an arms'-length basis and the other party thereto is not an affiliate of UAC;

         (iii) securities issued to the Regents of the University of California in connection with the exercise of UAC's option under that certain agreement, dated December 1, 1992, between UAC and the Regent's of the University of California;

         (iv) securities issued to any third party (not affiliated with UAC) in connection with an arms'-length transaction between UAC and such unaffiliated third party relating to (x) the in-licensing, out-licensing, or cross-licensing of technology with such unaffiliated third party, (y) any sponsored research or similar agreement involving UAC and such unaffiliated third party, or (z) any similar arms'-length strategic alliance transaction with an unaffiliated third party;

         (v) any issuance of options, warrants, or other rights to subscribe for, purchase, or otherwise acquire any equity security or any convertible debt security issued by UAC in connection with an equipment lease or other financing or capital raising activities, to a broker, agent, underwriter, or similar person (not previously affiliated with UAC) or to employees, directors, officers, or consultants of UAC pursuant to an equity incentive arrangement approved by the Board of Directors of UAC; and

         (vi) securities issued by UAC pursuant to any public offering of securities by UAC.

         For the purposes of this Section 5.03, the terms "Proportionate Percentage" shall mean that the percentage determined by dividing (x) the number of shares of UAC by (y) the number of shares of UAC Common Stock outstanding immediately prior to the Offer.


                                   ARTICLE VI

                                   Termination

         Upon mutual agreement, the parties may agree to terminate this Agreement and/or the Research Agreement if the Closing shall not have occurred during the 180-day period commencing on the date hereof. In the event of such termination, this Agreement will be of no further force or effect, neither party will have any further obligations or liabilities to the other under this Agreement, and each party will be responsible for expenses as provided in
Section 7.04.


                                   ARTICLE VII

                                  Miscellaneous

         7.01 COMMUNICATIONS All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

         If to DNAP:

                  DNA Plant Technology Corporation
                  6701 San Pablo Avenue
                  Oakland, California 94608

                  Attention:  President

         With a copy to:

                  Proskauer Rose Goetz and Mendelsohn
                  1585 Broadway
                  New York, New York  10036

                  Attention:  Henry O. Smith III

         If to UAC:

                  United Agricorp, Inc.
                  1117 Perimeter Center, West
                  Suite E401
                  Atlanta, Georgia  30338

                  Attention:  Morgan Pridemore III

         With a copy to:

                  Morrison and Foerster
                  345 California  94104
                  San Francisco, California  94104

                  Attention:  John Campbell


or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the fifth Business Day after the date of deposit in the United States mail.

         7.02 SUCCESSORS AND ASSIGNS. UAC may not sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of UAC and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on UAC and such successor. This Agreement shall be binding upon and inure to the benefit of and be enforceable by DNAP and its successors and assigns. Without limiting the generality of the foregoing, any transferee of more than 50% of UAC Shares (or, if applicable, more than 50% of the aggregate of the UAC Shares) shall have the rights set forth in Article V, and such rights shall be enforceable against UAC by such transferees as third-party beneficiaries.

         7.03 AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of UAC and DNAP.

         7.04 EXPENSES. Each of UAC and DNAP will be responsible for the payment of all expenses incurred by it in connection with the preparation, execution, and delivery of this Agreement, any other documents relating to the transactions contemplated by this Agreement, and the issuance and delivery of the DNAP Shares (and, if applicable, the Additional DNAP Shares) and the UAC Shares and the consummation of the transactions herein described.

         7.05 SURVIVAL OR REPRESENTATIONS, ETC. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         7.06 DELAYS OR OMISSIONS; WAIVER. No delay or omission to exercise any right, power, or remedy accruing to either DNAP or UAC upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         7.07 ENTIRE AGREEMENT. This Agreement and the Research Agreement contain the entire understanding of the parties with respect to the subject matter hereof and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein and therein.

         7.08 HEADINGS. All article and section headings herein are inserted for
convenience   only  and  shall  not  modify  or  affect  the   construction   or
interpretation of any provision of this Agreement.

         7.09 COUNTERPARTS; GOVERNING LAW. This agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

         7.10 FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date hereinabove set forth.

                                           DNA PLANT TECHNOLOGY CORPORATION

                                           By:  /s/ Robert Serenbetz
                                                    Robert Serenbetz
                                                    Chairman and CEO


                                                     UNITED AGRICORP, INC.

                                                    By: /s/ Morgan Pridemore III
                                                        Morgan Pridemore III
                                                        Chairman and CEO